UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2016

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	001-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio		43054
(Address of principal executive offices)		(Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 24, 2016, the United States District Court for the Southern District of Ohio (the “Court”) gave preliminary approval to the proposed settlement of the stockholder class action (the “Class Action”) which was filed by Eric Gilbert (the “Class Plaintiff”), a stockholder of Abercrombie & Fitch Co. (the “Registrant”), on behalf of himself and other stockholders of the Registrant, against the Registrant, the Registrant’s directors and Wells Fargo Bank, National Association, in its capacity as administrative agent for the group of lenders party to two credit agreements entered into with the Registrant. The Class Action is currently pending in the Court. The Court also set a hearing (the “Settlement Hearing”) for June 28, 2016 to determine, among other things, whether the proposed settlement should be finally approved and to consider an award of attorneys’ fees and expenses to the Class Plaintiff’s Lead Counsel. The Court also directed that notice be given to the Registrant’s stockholders concerning the proposed settlement and their right to be heard in connection with the Settlement Hearing.

A link to the Order Preliminarily Approving Settlement and Setting Settlement Hearing, the Notice of Pendency and Proposed Settlement of Class Action and the Stipulation and Agreement of Settlement is set forth under the “Investor Notices” tab, accessible through the “Investors” page of the Registrant’s website at www.abercrombie.com.

Additional information concerning the terms of the proposed settlement, the June 28, 2016 Settlement Hearing, and the requirements for objections to the proposed settlement can be found in the Order Preliminarily Approving Settlement and Setting Settlement Hearing filed herewith as Exhibit 99.1, the Notice of Pendency and Proposed Settlement of Class Action filed herewith as Exhibit 99.2 and the Stipulation and Agreement of Settlement filed herewith as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Order Preliminarily Approving Settlement and Setting Settlement Hearing

99.2	Notice of Pendency and Proposed Settlement of Class Action

99.3	Stipulation and Agreement of Settlement dated as of February 18, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: April 8, 2016	By:	/s/ Robert E. Bostrom
Robert E. Bostrom
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated April 8, 2016

Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Order Preliminarily Approving Settlement and Setting Settlement Hearing

99.2	Notice of Pendency and Proposed Settlement of Class Action

99.3	Stipulation and Agreement of Settlement dated as of February 18, 2016